SELLING AGREEMENT


        East End Mutual Funds, Inc. located at 736 West End Avenue, Suite 3A, New York, New York 10025, is a open end investment management company registered under the Investment Company Act of 1940, hereinafter referred to as the "Fund" and a registered dealer referred to as the "Dealer", for good and valuable consideration do hereby agree that the "Dealer" will act as a distributor of the "Funds" shares and to promote the sale of the same under the following terms and conditions, that:

        The "Dealer" will solicit new orders of the "Funds" shares at the prevailing net asset value as determined by the "Fund" daily.

        The "Fund" agrees to pay the "Dealer" for the services above, a continuing 12-(b)1 fee of 50 basis points (one half of one percent) annually, for the period - prorata in arrears, the "Dealers" customer is invested in the "Fund", at the rate of 12-1/2 basis points (one eighth of one percent) within 20 days of the quarter's end in March, June, September and December. The fee shall be based on the value of the customers shares at the end of each month.

        The shares of stock purchased will be issued by the "Fund" only against receipt of the purchase price, collected New York Clearing House funds. If payment of the shares is not received within 7 days after the date of confirmation, the sale may be cancelled immediately by the "Fund" or its agents, without any responsibility or liability on the part of the "Fund" or its agents as a result of the "Dealers" delay or failure to make payment as agreed.

        Initial investments shall be at least $1,000 and $250 for subsequent investments, there shall be no other minimums.

        In the purchase of shares of stock thru the "Fund", you must rely only on the information contained in the offering Prospectus. The "Dealer" may only publish advertisements and distribute sales literature or other written material to the public that is furnished by the "Fund" or has its prior written approval.

        This Agreement is in all respects subject to statements regarding the sale and repurchase or redemption of shares of stock made in the offering Prospectus and to the Rules of Fair Practice of the National Association of Securities Dealers, Inc. which shall control and override any provision to the contrary in this Agreement.

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        The  terms  and  conditions  of this  "Agreement" are governed by the rules and regulations of the appropriate federal and state governing bodies the National Association of Securities Dealers, Inc. and any other agencies having jurisdiction thereof.

        The "Dealer" warrants that he and his sales representatives are registered with the appropriate governing bodies and agencies regulating distribution of shares of mutual funds, and the National Association of Securities Dealers, Inc. and will promptly notify the "Fund" if it ceases to be registered.

        This  agreement  is  not  intended  to  constitute a partnership,
        joint   venture   or  affiliation  between  the  "Fund"  and  the
        "Dealer".

        The "Fund" appoints the "Dealer" as one of its agents whose authority and liability is limited to distribution of the "Funds" shares - which shall be non-exclusive.

        In the event of a dispute the parties will submit to binding arbitration under Rule 3710 of the National Association of Securities Dealers, the cost of arbitration shared equally between the parties.

        This appointment may be cancelled at will by either party on 90 days written notice for any reason whatsoever without penalty.

        If any part or parts of this agreement become null and void by any act of law, rule or regulation the remaining part of this agreement shall remain in full force and effect as is practical.

        Any notices shall be given by mail at the address above.

        Accepted: this
        day of          , 199



            _______________________              ______________________
        By: Aristides Matsis, Pres.          By:
            East End Mutual Funds, Inc.